SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 20, 2017

Ally Master Owner Trust

(Issuing Entity with respect to Securities)

Ally Wholesale Enterprises LLC

(Depositor with respect to Securities)

Ally Bank

(Sponsor with respect to Securities)

Delaware	333-206413-01	27-6449246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Ally Wholesale Enterprises LLC 200 Renaissance Center Detroit, Michigan (Address of principal executive offices)	48265 (Zip Code)

Registrant’s Telephone Number, including area code: (313) 656-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 and 8.01. Entry into a Material Definitive Agreement and Other Events

Ally Wholesale Enterprises LLC (the “Company”) has registered an issuance of $11,425,000,000 in principal amount of asset backed notes on Form SF-3 (Registration File No. 333-206413) under the Securities Act of 1933, as amended (the “Act”), filed on August 14, 2015, as amended by Pre-Effective Amendment No. 1 on October 2, 2015, Pre-Effective Amendment No. 2 on October 30, 2015 and Pre-Effective Amendment No. 3 on November 9, 2015 (as amended, the “Registration Statement”).

On June 20, 2017, the Company and Ally Bank entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Lloyds Securities Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), for the issuance and sale of $200,000,000 Class A-1 Floating Rate Asset Backed Notes, Series 2017-3 (the “Class A-1 Notes”) and $300,000,000 Class A-2 Fixed Rate Asset Backed Notes, Series 2017-3 (the “Class A-2 Notes” and, together with the Class A-1 Notes, the “Class A Notes”) of Ally Master Owner Trust (the “Issuing Entity”). The Issuing Entity will also issue $36,545,000 Class B Fixed Rate Asset Backed Notes, Series 2017-3 (the “Class B Notes”), $26,578,000 Class C Fixed Rate Asset Backed Notes, Series 2017-3 (the “Class C Notes”), $19,934,000 Class D Fixed Rate Asset Backed Notes, Series 2017-3 (the “Class D Notes”), and $81,394,827 Class E Asset Backed Equity Notes, Series 2017-3 (the “Class E Notes,” and collectively with the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, the “Notes”), which will not be sold pursuant to the Underwriting Agreement. Only the Class A Notes have been registered pursuant to the Act under the Registration Statement. The Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes may be retained by the Company or sold in one or more separate transactions intended to be exempt from the registration requirements of the Act. It is expected that the Notes will be issued on or about June 28, 2017 (the “Closing Date”).

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements and certificates executed in connection with the issuance of the Class A Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes will be issued pursuant to the Series 2017-3 Indenture Supplement (the “Series 2017-3 Indenture Supplement”), a form of which is attached hereto as Exhibit 4.1, to be dated as of the Closing Date between the Issuing Entity and Wells Fargo Bank, National Association, as Indenture Trustee (the “Indenture Trustee”) to an indenture (the “Indenture”), dated as of February 12, 2010, between the Issuing Entity and the Indenture Trustee.

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of a revolving pool of receivables arising under floorplan financing agreements between Ally Bank and a group of retail automotive dealers (such revolving pool the “Pool of Accounts”).

As of June 6, 2017, the Pool of Accounts had the characteristics described in the Prospectus dated as of June 20, 2017, to be filed with the Commission pursuant to Rule 424(b)(5) of the Act.

Legal opinions of Kirkland & Ellis LLP are attached as Exhibit 5.1 and Exhibit 8.1

Item 9.01.	Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of June 20, 2017, by and among Ally Bank, Ally Wholesale Enterprises LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Lloyds Securities Inc., as representatives of the underwriters named therein.

Exhibit 4.1	Form of Series 2017-3 Indenture Supplement between Ally Master Owner Trust and Wells Fargo Bank, National Association, as Indenture Trustee, to be dated as of the Closing Date.

Exhibit 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of June 22, 2017.

Exhibit 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of June 22, 2017.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-backed securities.

Exhibit 99.1	Form of Asset Representations Review Agreement, to be dated as of the Closing Date, among Ally Master Owner Trust 2017-3, Ally Bank, as sponsor, and Clayton Fixed Income Services LLC, as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY WHOLESALE ENTERPRISES LLC

By:	/s/ Niraj Kapadia
Name:	Niraj Kapadia
Title:	Vice President

Dated: June 22, 2017.

EXHIBIT INDEX

Exhibit 1.1	Underwriting Agreement, dated as of June 20, 2017, by and among Ally Bank, Ally Wholesale Enterprises LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Lloyds Securities Inc., as representatives of the underwriters named therein.

Exhibit 4.1	Form of Series 2017-3 Indenture Supplement between Ally Master Owner Trust and Wells Fargo Bank, National Association, as Indenture Trustee, to be dated as of the Closing Date.

Exhibit 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of June 22, 2017.

Exhibit 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of June 22, 2017.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-backed securities.

Exhibit 99.1	Form of Asset Representations Review Agreement, to be dated as of the Closing Date, among Ally Master Owner Trust 2017-3, Ally Bank, as sponsor, and Clayton Fixed Income Services LLC, as asset representations reviewer.